SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 21, 2003

                      FASHIONMALL.COM, INC.
       (Exact Name of Registrant as Specified in Charter)

     Delaware                      0-26151                   06-1544139

(State or Other Jurisdiction   (Commission  File Number)  (I.R.S. Employer
of Incorporation)                                         Identification No.)

       774 Mays Blvd #10-259, Incline Village, NV   89451
      (Address of principal executive office and zip code)


       Registrant's telephone number, including area code:
                         (775) 833-3233


Item 5.   Other Events.

     On March 21, 2003, the Registrant publicly disseminated a press release announcing that it will file a Form 15 with the Securities and Exchange Commission on March 25, 2003 to
deregister the Registrant's common stock under the Securities Exchange Act of 1934. A copy of this press release of the Registrant is included herein as Exhibit 99.1. This press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits.


             99.1 Press Release, dated March 21, 2003, announcing that it will file a Form 15 with the Securities and Exchange Commission on March 25, 2003 to deregister the Registrant's common stock under the Securities Exchange Act of 1934.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      FASHIONMALL.COM, INC.

                        By: __________________________
                        Name: Benjamin Narasin
                        Title: Chairman

Date: March 21, 2003


                          EXHIBIT INDEX

Exhibit
Number                     Description


99.1 Press Release, dated March 21, 2003, announcing that it will file a Form 15 with the Securities and Exchange Commission on March 25, 2003 to deregister the Registrant's common stock under the Securities Exchange Act of 1934.


Exhibit 99.1


FOR IMMEDIATE RELEASE

Contact:  Benjamin Narasin
Fashionmall.com, Inc.
(775) 833-3233

           Fashionmall.com to Deregister Common Stock

INCLINE  VILLAGE,  NV,  March 21, 2003 --  Fashionmall.com,  Inc.
(OTCBB: FASH.OB) today announced that its previously disclosed negotiations with a potential third party acquiror have terminated and it intends to file a Form 15 with the Securities and Exchange Commission on March 25, 2003 to deregister its common stock under the Securities Exchange Act of 1934.

As a result of this action, the Company's obligation to file periodic reports, including its quarterly and annual reports, will be suspended effective immediately upon filing of the Form
15. In addition, the Company's common stock will no longer be quoted on the OTC Bulletin Board and may be quoted on the Pink Sheets. The deregistration is expected to become effective within 90 days of filing the Form 15.

About Fashionmall.com, Inc.

Fashionmall.com, Inc. has historically operated multiple Internet properties within the fashion lifestyle segment and generated revenues from these properties by charging fees for the placement of either store links, advertising, content or other materials on the sites.


Information Regarding Forward-Looking Statements

STATEMENTS IN THIS PRESS RELEASE RELATING TO FASHIONMALL.COM, INC.'S PLANS, OBJECTIVES, OR FUTURE PERFORMANCE ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS. FASHIONMALL.COM, INC.'S ACTUAL STRATEGIES AND RESULTS IN FUTURE PERIODS MAY DIFFER MATERIALLY FROM THOSE CURRENTLY EXPECTED DUE TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING THOSE DISCUSSED IN FASHIONMALL.COM, INC.'S 2001 FORM 10-KSB AND SUBSEQUENT 10QSB REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.